UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

February 27, 2016

ORBITAL ATK, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-10582	41-1672694
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

45101 Warp Drive Dulles, Virginia	20166
(Address of principal executive offices)	(Zip Code)

(703) 406-5000

Registrant’s telephone number, including area code:

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02(a). Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

Overview

On February 27, 2016, the audit committee of the board of directors (the “Audit Committee”) and management of Orbital ATK, Inc. (the “Company”), after discussions with PricewaterhouseCoopers LLP (“PwC”), the Company’s independent registered public accounting firm, concluded that the consolidated financial statements for the quarterly periods ended July 5, 2015 and October 4, 2015 (the “Restated Quarters”) which are included in the Company’s Quarterly Reports on Forms 10-Q for such periods should no longer be relied upon and will be restated.

The restatement of the Company’s consolidated financial statements for the Restated Quarters (the “Restatement”) is set forth below in the tabular presentation.  The Restatement is primarily a result of a non-cash error in the application of purchase accounting with respect to a limited number of long-term contracts, which are accounted for under the percentage-of-completion method.

A summary of the impact of the Restatement, which is inclusive of other individually immaterial adjustments, is presented below:

	As Previously Reported on Form 10-Q			Preliminary Unaudited Restated Amounts			Percentage Change
($’s in thousands, except per share amounts)	July 5, 2015	October 4, 2015	October 4, 2015(a)	July 5, 2015	October 4, 2015	October 4, 2015(a)	July 5, 2015	October 4, 2015	October 4, 2015(a)
Sales	$1,129,957	$1,134,886	$2,264,843	$1,107,691	$1,153,868	$2,261,559	(2)%	2%	(0)%
Operating income(b)	$125,794	$123,965	$249,759	$94,526	$138,807	$233,333	(25)%	12%	(7)%
Net income (b)(c)	$72,753	$66,402	$139,155	$53,051	$75,283	$128,353	(27)%	13%	(8)%
Diluted earnings per share	$1.22	$1.12	$2.34	$0.89	$1.27	$2.16	(27)%	13%	(8)%

Total assets	$5,442,913	$5,410,648	$5,410,648	$5,401,210	$5,420,808	$5,420,808	(1)%	0%	0%
Total liabilities	$3,570,170	$3,504,437	$3,504,437	$3,548,169	$3,525,398	$3,525,398	(1)%	1%	1%
Total equity	$1,872,743	$1,906,211	$1,906,211	$1,853,041	$1,895,409	$1,895,409	(1)%	(1)%	(1)%

(a)       Six month period

(b)       Includes gain related to the Aerojet Rocketdyne matter

(c)       Adjustments were tax effected at a marginal tax rate of 38%

The Restatement did not have a material impact on the Company’s consolidated financial statements for the quarter and fiscal year ended March 31, 2015 nor does the Company anticipate a material impact on its consolidated financial statements for the nine-month transition period ended December 31, 2015 or the quarter ended December 31, 2015 when reported.  The Restatement did not have a negative impact on the Company’s operating cash flow, cash balances or backlog as of and for the Restated Quarters.

The Company intends to file as soon as practicable restated condensed consolidated financial information for the Restated Quarters in the Company’s Transition Report on Form 10-K for the nine-month transition period ended December 31, 2015 (the “2015 Form 10-K”).  Based on the information regarding the Restated Quarters that the Company intends to include in its 2015 Form 10-K, the Company does not intend to file amendments to the Company’s Quarterly Reports on Form 10-Q for the quarterly periods July 5, 2015 and October 4, 2015.  The effect of the restatement will also be reflected in the Company’s Form 10-Q filings for the second and third quarters of 2016.

Background

The Restatement is primarily a result of an error in the application of purchase accounting with respect to a limited number of long-term contracts, which are accounted for under the percentage-of-completion method.  For accounting purposes, the Company was the accounting successor in its merger with Orbital Sciences Corporation (“Orbital”).

After the merger, the Company determined in the Restated Quarters to continue to account for Orbital’s percentage-of-completion contracts based on the inception date of each contract.  At the time, the Company believed that this was the appropriate accounting treatment under Generally Accepted Accounting Principles in the United States of America (“GAAP”) and was consistent with industry practice.

In February 2016, during the course of the year-end close process, the Company, after discussions with PwC, concluded that the correct way to account for Orbital’s percentage-of-completion contracts under GAAP is to “reset” the estimate to completion as of the acquisition date.  This means that the Company’s accounting for these contracts would be based on the Company’s estimate of remaining effort on such contracts at the acquisition date instead of the inception date of the contract.

The Company is assessing how the underlying accounting errors that caused the Restatement may affect its conclusion on internal control over financial reporting and disclosure controls and procedures of December 31, 2015 and expects to conclude it had a material weakness as of that date as a result of the adjustments to the Restated Quarters. The Company will report on its conclusion regarding the effectiveness of the Company’s internal control over financial reporting in the 2015 Form 10-K.

Due to the aforementioned matters, the Company will not file the 2015 Form 10-K by February 29, 2016. The Company expects to file the 2015 Form 10-K on or before March 15, 2016.

The Audit Committee has discussed the foregoing matters with PwC.

Forward Looking Statements

Certain matters discussed in Item 4.02 of this Current Report on Form 8-K constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on management’s current beliefs, assumptions and expectations regarding future events, which in turn are based on information currently available to management. Such forward-looking statements include statements regarding materiality or significance, the quantitative effects of the restated and other financial statements, and the timing of the filing of the 2015 Form 10-K. The Company cautions you not to place undue reliance on any such forward-looking statements. Several factors could cause actual results, as well as the Company’s expectations regarding materiality or significance, the restatement’s quantitative effects, and the effectiveness of the Company’s internal control over financial reporting, to differ materially from those expressed in or contemplated by the forward-looking statements. Such factors include, but are not limited to, the risk that additional information may arise prior to the expected filing with the Securities and Exchange Commission (“SEC”) of the 2015 Form 10-K, the preparation of the Company’s restated financial statements or other subsequent events that would require us to make additional adjustments, as well as inherent limitations in internal controls over financial reporting. Other risk factors affecting the Company are discussed in detail in the Company’s filings with the SEC, including its Annual Reports on Form 10-K. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as may be required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORBITAL ATK, INC.

By:	/s/ Garrett E. Pierce
Name: Garrett E. Pierce
Title: Chief Financial Officer

Date:  February 29, 2016